EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


September 25, 1997                  /s/ FRANK A. GODCHAUX III
                                        Frank A. Godchaux III,
                                        Chairman of the Board of Directors
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                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  CHARLES R. GODCHAUX
                                         Charles R. Godchaux,
                                         Vice Chairman of the Board of Directors

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  MARY G. WIECK
                                         Mary G. Wieck, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  THERESA G. PAYNE
                                         Theresa G. Payne, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  W. ELTON KENNEDY
                                         W. Elton Kennedy, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  E. JAMES LOWREY
                                         E. James Lowrey, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  THOMAS B. WALKER, JR.
                                         Thomas B. Walker, Jr., Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 1997, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

September 25, 1997                  /s/  PATRICK W. ROSE
                                         Patrick W. Rose, Director